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                                                                 Exhibit 23.2


                         [KENNAN E. KAEDER LETTERHEAD]


                                     CONSENT

          I HEREBY CONSENT to the inclusion of my name in connection with the Form SB-2 Registration Statement filed with the Securities and Exchange Commission as attorney for the registrant, Prelude Ventures, Inc.


          DATED June 25, 2001


                          Yours truly,

                          /s/ Kennan E. Kaeder
                          Kennan E. Kaeder